Exhibit 10-2

                        [LETTERHEAD OF EUSTIS & HARTLEY]

                                 March 25, 2004

VIA FACSIMILE
David Levy
Pyramid Records International, Inc.
11077 Biscayne Blvd.
Suite 200
Miami, Florida 33161

Michael J. Cronen, Esq.
Law Offices of Harris Zimmerman
1330 Broadway
Suite 710
Oakland, California 94612

RE: TRUST HOLDING AGREEMENT ("AGREEMENT") DATED MARCH 25, 2004 AMONG PYRAMID, GSMB AND TIMOTHY M. HARTLEY, PA

Dear Messrs. Levy and Cronen:

I have executed as Trustee and have delivered to you via e-mail a copy of the fully signed Trust Holding Agreement. Please initial where indicated below to acknowledge that I am authorized to disburse funds pursuant to paragraph 3(a) of the Agreement upon my receipt via facsimile of [ILLEGIBLE] and correct signatures of either Mr. Henle or Mr. Cronen on behalf of GSMB and Mr. Jacobi or Mr. Levy on behalf of Pyramid.

I will also require notarized exemplars of the signature of each authorized signer. I have attached for your convenience a form to be completed by each authorized signer.

The following are wire transfer instructions for the "Timothy M. Hartley P.A. Trust Account" located at Regent Bank, Fort Lauderdale, Florida:

   Regent Bank
   2205 S. University Drive
   Davie, Florida 33324
   Routing number 067012413
   For further credit to:
   Timothy M. Hartley, P.A. Trust Account
   Account Number 020800834506

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      Thank  you for  placing  your  trust  in my  abilities.  If you  have  any questions regarding the foregoing, please feel free to call.

Very truly yours,

/s/  Timothy M. Hartley
-----------------------
Timothy M. Hartley

Timothy M. Hartley,  Esq., as Trustee under that certain
Trust Holding Agreement dated as of March 25, 2004 among
Pyramid, GSMB and Timothy M. Hartley, PA is authorized to disburse funds pursuant to paragraph 3(a) of the Agreement upon receipt, via facsimile of the true and correct signatures of Mr. Henle or Mr. Cronen on behalf of GSMB and Mr. Jacobi or Mr. Levy on behalf of Pyramid


--------------------------
Michael J. Cronen, Esq.

--------------------------
David Levy

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                             TRUST HOLDING AGREEMENT

Parties: Pyramid Records International, Inc. ("Pyramid"), GSMB, LLC ("GSMB") and Timothy M. Hartley PA Esq. ("Trustee") a Florida professional corporation.

Concurrently with the execution hereof, Pyramid shall deliver to Trustee the sum of $200,000.00. Pyramid shall deliver to Trustee an additional $200,000.00 on or before April 1, 2004, less the amount of approved budget items spent by Pyramid prior to May 15, 2004. It is expected that other entities will deliver cash to Trustee from time to time.

Trustee hereby agrees to hold in trust and disburse the cash delivered to it in accordance with this agreement.

1. Upon receipt of cash Trustee shall deposit it as interest in Regent Bank, located at 1100 SE 3rd Avenue, City of Fort Lauderdale, County of Broward, Florida. Upon doing so, Trustee shall advice Pyramid and GSMB in writing of the account number. Only Trustee shall have signature power over the funds received and the account in which the same are deposited.

2. Trustee shall maintain in force attorney's errors and omissions insurance with limits not less than Five Hundred Thousand Dollars ($500,000.00) at all times when Trustee holds funds subject to this agreement.

3. Trustee shall hold and disburse funds in trust and under the following terms:

      a) All disbursements shall be upon the prior written approval of GSMB and Pyramid, the authorized signer for GSMB is either of Thomas N. Henle or Michael Cronen, the authorized signer for Pyramid is either of Allen Jacobi or David Levy.

      b) All disbursements shall be in payment for, or reimbursement of, items described in Section 8(a) of the Phonorecord Release and Promotion Agreement between GSMB and Pyramid; provided, however, Trustee shall not be concerned with the contents of such agreement between Pyramid and GSMB, the written approval of GSMB and Pyramid of any disbursement shall be all that is required.

4. GSMB and Pyramid jointly and severally indemnify and hold harmless Trustee from any claim, injury, expense, or liability as a result of Trustee serving pursuant to this agreement. GSMB and Pyramid further agree that if Trustee shall receive conflicting demands, Trustee shall take no action and shall await a joint written approval. Trustee shall have no duty to, and shall not affirmatively seek such joint written approval from GSMB and Pyramid.

5. Trustee shall be paid the sum of $750.00, 1/2 from GSMB and 1/2 from Pyramid as inducement to enter into this agreement. Trustee shall receive the additional sum of Fifty Dollars ($50.00) for each disbursement made, which amount the Trustee shall pay itself out of the cash held.

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6.    Trustee  represents  to Pyramid and GSMB that neither  Trustee nor any law firm with which Trustee has been or is a principal, an associate or affiliated with in any manner has or does represent GSMB, Pyramid or any person who is a principal or employee of either. Trustee further agrees that during the existence of this agreement, neither Trustee nor any law firm with which Trustee has been or is a principal an associate or affiliated with in any manner will undertake the representation of Pyramid, GSMB or any principal or employee of either.

7.    This agreement shall be governed by the laws of Florida.

Pyramid Records
International, Inc.

By: /s/ Allen Jacobi
    -----------------
      Allen Jacobi
      Its President

March 4, 2004

Signatures of Authorized Signers for
Pyramid Records International, Inc.

/s/ Allen Jacobi
-----------------
Allen Jacobi

/s/ David Levy
-----------------
David Levy


GSMB, LLC

By: /s/ Joel F. Geldermann
-----------------
      Joel F. Geldermann
      Its Manager


Signatures of Authorized Signers for
GSMB, LLC

/s/ Thomas N. Henle
-----------------
Thomas N. Henle

/s/ Michael Cronen
-----------------
Michael Cronen

Trustee:

/s/ Timothy M. Hartley, Esq.
-----------------
Timothy M. Hartley
For Timothy M. Hartley, P.A.,
A Florida professional association

Florida State Bar No.: 979066
Address: 500 SE Sixth Street
               Suite 102
               Fort Lauderdale, FL 33301

Phone No.: (954) 779-7475
Fax: (954) 337-0222


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